UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
March 26, 2008

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WILSHIRE BANCORP, INC.
(Exact name of registrant as specified in its charter)

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California	000-50923	20-0711133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Wilshire Boulevard, Los Angeles, California 90010
(Address of principal executive offices) (Zip Code)

(213) 387-3200
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Wilshire Bancorp, Inc. (“Wilshire Bancorp”), the holding company for Wilshire State Bank (the “Bank”), today announced that Ms. Joanne Kim has been named as permanent President and Chief Executive Officer of Wilshire Bancorp and the Bank, effective April 1, 2008. The company also announced today that Ms. Kim has been appointed as a Class III director of Wilshire Bancorp and the Bank. Ms. Kim has been serving as the interim President and CEO since the retirement of former CEO Soo Bong Min on December 31, 2007.

Ms. Kim has been Interim President and CEO of Wilshire Bancorp since December 31, 2007, and was named Executive Vice President of Wilshire Bancorp in March 2005. She previously served as Senior Vice President and Chief Lending Officer of the Bank since October 1999, and was appointed Senior Vice President with Wilshire Bancorp in connection with the holding company reorganization in August 2004. Prior to joining Wilshire, Ms. Kim served as Senior Vice President and Branch Manager of Hanmi Bank from 1995 until 1999.

In connection with her appointment as permanent President and CEO, Wilshire Bancorp, the Bank and Ms. Kim have entered into a three-year employment agreement (the “Employment Agreement”). In return for her services, Ms. Kim will receive an annual base salary of $260,000, $270,000 and $280,000 in the first, second and third years, respectively, of her Employment Agreement. In addition, the Employment Agreement provides that Ms. Kim will be paid an annual bonus in an amount equal to four percent of any excess in the Wilshire Bancorp’s consolidated pre-tax earnings during the current year over the amount of such pre-tax earnings for the prior year. However, such annual bonus cannot exceed 100% of her annual base salary for a given year. Also, subject to the final approval of the Wilshire Bancorp 2008 Stock Incentive Plan, which is currently under consideration at Wilshire Bancorp and which is expected to be presented for approval by the shareholders at the upcoming annual meeting, Ms. Kim’s Employment Agreement provides that she will be awarded options to purchase 50,000 shares of the common stock of Wilshire Bancorp.

A copy of the Employment Agreement, effective April 1, 2008, between the Bank and Joanne Kim is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein. The Company’s related press release is filed as Exhibit 99.2 to this Form 8-K and is incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 99.1	Employment Agreement, effective April 1, 2008, between Joanne Kim and the Bank.
Exhibit 99.2	Press release dated March 26, 2008.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSHIRE BANCORP, INC.

Date: March 26, 2008	By:	/s/ Joanne Kim
Joanne Kim, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Employment Agreement, effective March 26, 2008, between Joanne Kim and the Bank.
99.2	Press release dated March 26, 2008.